Exhibit 10.2
SIXTH MODIFICATION AGREEMENT

DATE:		August 8, 2016, with an effective date of June 30, 2016

PARTIES:	Borrower:	COLE OPERATING PARTNERSHIP V, LP, a Delaware limited partnership
	Administrative Agent for the Lenders:	JPMORGAN CHASE BANK, N.A.

	Lenders:	JPMORGAN CHASE BANK, N.A.

BANK OF AMERICA, N.A.

CAPITAL ONE, N.A.
RECITALS
A.    Lenders have extended to Borrower a credit facility ("Loan") in a maximum principal amount not to exceed $300,000,000.00 (subject to potential increases up to an aggregate maximum principal amount of $750,000,000.00 as set forth in the Credit Agreement defined below) at any time pursuant to that certain Credit Agreement dated as of April 25, 2014, among Borrower, Administrative Agent and the Lenders defined therein, as modified by the First Modification Agreement dated September 24, 2014, as further modified by the Second Modification and Lender Joinder Agreement dated October 17, 2014, as further modified by the Third Modification Agreement dated February 9, 2015, as further modified by the Fourth Modification Agreement dated July 22, 2015 and as further modified by the Fifth Modification Agreement dated September 25, 2015 (the "Credit Agreement"). All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.
B.    Until the Unsecured Conversion, the Loan is secured by 100% of the Equity Interest in each Subsidiary Guarantor, pursuant to the Loan Documents.
C.    The Continuing Guaranty executed April 25, 2014, the Subsidiary Guarantors that are a party thereto (including each counterpart agreement and amendment thereto, the "Guaranty") was delivered to Administrative Agent for the benefit of the Lenders and guarantees the Loan.
D.    Borrower, Administrative Agent and the Lenders desire to modify the Credit Agreement, as provided herein, and subject to the terms and conditions herein.

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AGREEMENT
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and the Lenders agree as follows:
SECTION 1. ACCURACY OF RECITALS.
Borrower acknowledges the accuracy of the Recitals.
SECTION 2. MODIFICATION OF LOAN DOCUMENTS. The following modifications shall be effective June 30, 2016.
2.1    The following sentence is hereby added at the end of the definition of “LIBO Rate” in Section 1.01 of the Credit Agreement:
If at any time the LIBO Rate is less than zero, then for all purposes of this Agreement, the LIBO Rate shall be deemed to be zero percent (0.0%) during such times.
2.2    The definition of “Unencumbered Asset Value” shall be amended to thereafter read, as follows:
“Unencumbered Asset Value” means, as of any date of calculation, the sum of:  (a) for Qualified Unencumbered Properties owned eighteen (18) months or more, an amount equal to (i) Consolidated Net Operating Income during the Measurement Period most recently ended for such Qualified Unencumbered Properties divided by (ii) the Capitalization Rate, plus (b) 100% of the actual purchase price paid for Qualified Unencumbered Properties owned less than eighteen (18) months (excluding any costs and expenses incurred in connection therewith that were added to the purchase price, all as reasonably calculated and suggested by the Borrower and approved by the Administrative Agent in its reasonable discretion); provided, however, that on and after the First Anniversary Date (A) no tenant will account for greater than twenty percent (20%) of Unencumbered Asset Value without Administrative Agent’s reasonable approval, (B) no Qualified Unencumbered Property will account for greater than twenty percent (20%) of Unencumbered Asset Value without Administrative Agent’s reasonable approval, (C) Qualified Unencumbered Properties that are multi‑tenant Projects (x) prior to January 31, 2016 shall not account for more than fifty percent (50%) of Unencumbered Asset Value, (y) commencing on January 31, 2016 through December 30, 2016 shall not account for more than thirty five percent (35%) of Unencumbered Asset Value, and (z) commencing on December 31, 2016 and thereafter shall not account for more than twenty‑five percent (25%) of Unencumbered Asset Value, (D) Dark Qualified Unencumbered Properties will not account for greater than five percent (5%) of Unencumbered Asset Value without Administrative Agent's reasonable approval, and (E) prior to January 31, 2016 a minimum of twenty

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two and one half percent (22.5%), and on and after January 31, 2016 a minimum of thirty percent (30%), of the Consolidated Net Operating Income generated by Qualified Unencumbered Properties used to calculate Unencumbered Asset Value shall be derived from investment grade (BBB- or above by S&P or Baa3 or above by Moody’s) tenants or tenants whose lease obligations are guaranteed by an investment grade (BBB- or above from S&P or Baa3 or above by Moody’s) entity (so long as such guaranty is in effect); provided that if a Tenant exceeds the percentage in subsection (A), or a Qualified Unencumbered Property exceeds the percentage limitation in subsection (B), or the applicable Qualified Unencumbered Properties exceed the percentage limitation in subsection (C), then the applicable Qualified Unencumbered Properties may continue to be included in the calculation of Unencumbered Asset Value, but the Unencumbered Asset Value shall be reduced by an amount to exclude therefrom, the portion of the Unencumbered Asset Value attributable to the excess of such percentage limitations, as reasonably calculated by the Borrower, and which calculations are reasonably acceptable to the Administrative Agent.
2.3    Section 2.04(a) shall be amended to hereafter read as follows:
(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Outstandings shall not exceed the lesser of (A) Aggregate Revolving Commitments and (B) the Borrowing Base then in effect, less all Unsecured Debt other than the Obligations, and (ii) the aggregate Outstanding Amount of the Committed Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Applicable Percentage times the amount of such

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Swing Line Loan. Notwithstanding the repayment period set forth in Section 2.07(b), on each date that a Revolving Loan is made, the Borrower shall repay all Swing Line Loans then outstanding and the proceeds of any such Revolving Loan shall be applied by the Administrative Agent first, to repay any Swing Line Loans outstanding and then as provided in the Committed Loan Notice relating to such Revolving Loan.
2.4    Section 7.11(c) shall be amended to hereafter read as follows:
(c)    Minimum Consolidated Net Worth. Permit Consolidated Net Worth, (i) as of June 30, 2016, to be less than $150,000,000.00, and (ii) any date after June 30, 2016, to be less than the sum of (A) $150,000,000.00, plus (B) an amount equal to seventy-five percent (75.0%) of the aggregate increases in Shareholders’ Equity of the Consolidated Group occurring following June 30, 2016 by reason of the issuance and sale of Equity Interests of the Consolidated Group (other than issuances to a Loan Party), including upon any conversion of debt securities of the Borrower into such Equity Interests.
SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.
SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.
Borrower represents and warrants to Administrative Agent and the Lenders:
4.1    No Default exists under the Loan Documents.
4.2    There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Administrative Agent in connection with the Loan from the most recent financial statement received by Administrative Agent.
4.3    All representations and warranties made by Borrower and set forth in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent such representations and warranties refer to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date.
4.4    As of the date hereof, Borrower knows of no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
4.5    The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to or limited by

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bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
4.6    Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.
SECTION 5. CONDITIONS PRECEDENT.
The agreements of Administrative Agent and the Lenders and the modifications contained herein shall not be binding upon Administrative Agent or the Lenders until Administrative Agent and Lenders have executed and delivered this Agreement, and Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Administrative Agent and shall be subject to approval by Administrative Agent:
5.1    An original of this Agreement fully executed by Borrower;
5.2    An original of the attached Consent and Agreement of Guarantor fully executed by Guarantors;
5.3    An original of the attached Consent and Agreement of each Subordinated Creditor fully executed by VEREIT TRS CORP. fka ARCP TRS Corp., a Delaware corporation (individually, the “Subordinated Lender”) and by Advisor (defined in the Advisor Fee Subordination Agreement);
5.4    An opinion of counsel to the Loan Parties acceptable to Administrative Agent;
5.5    Certificates of the Borrower, Guarantors, and Subordinated Lender regarding authority, execution and delivery of this Agreement, which certificates may be a component of other certificates issued on matters and transactions beyond the scope of this Agreement;
5.6    The Borrower shall have paid to the Administrative Agent the fees the Administrative Agent has required for this Agreement to become effective;
5.7    Such other documents as Administrative Agent may reasonably require relating to the existence and good standing of Borrower, and the authority of any person executing this Agreement or other documents on behalf of Borrower; and
5.8    Payment of all reasonable out-of-pocket external costs and expenses incurred by Administrative Agent in connection with this Agreement (including, without limitation, outside attorneys costs, expenses, and fees).

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SECTION 6. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.
The Loan Documents as modified herein contain the complete understanding and agreement of Borrower, Administrative Agent and the Lenders in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except as provided in the Credit Agreement. The terms of this Agreement shall control with respect to any inconsistencies, conflicts or ambiguities between or among the Agreement and the other Loan Documents.
SECTION 7. BINDING EFFECT.
The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower, Administrative Agent and the Lenders and their permitted successors and assigns.
SECTION 8. CHOICE OF LAW.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9. COUNTERPART EXECUTION.
This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
[Signatures on Following Pages]

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Exhibit 10.2

DATED as of the date first above stated.

BORROWER:
COLE OPERATING PARTNERSHIP V, LP, a Delaware limited partnership, as Borrower
By: Cole Credit Property Trust V, Inc., a Maryland corporation, its general partner
By: /s/Michael Bartolotta
Name: Michael Bartolotta
Title: Interim Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By: /s/Ryan M. Dempsey
Name: Ryan M. Dempsey
Title: Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A.

By: /s/Ryan M. Dempsey
Name: Ryan M. Dempsey
Title: Authorized Officer

BANK OF AMERICA, N.A.
By: /s/Dennis Kwan
Name: Dennis Kwan
Title: Vice President

CAPITAL ONE, N.A.

By: /s/Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

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CONSENT AND AGREEMENT OF GUARANTOR
With respect to the Sixth Modification Agreement dated August 8, 2016 (the "Agreement"), among COLE OPERATING PARTNERSHIP V, LP, a Delaware limited partnership ("Borrower"), the Lenders a party thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association ("Administrative Agent") (capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement referenced in the Agreement), the undersigned (severally and collectively "Guarantor") agree for the benefit of Administrative Agent and Lenders as follows:
1.    Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) its Guaranty, and (B) any other agreements, documents, or instruments securing or otherwise relating to such Guaranty. Each Guaranty and such other agreements, documents, and instruments are referred to individually and collectively as the "Guarantor Documents."
2.    Guarantor consents to the modification of the Loan Documents as provided in the Agreement and all other matters in the Agreement.
3.    Guarantor agrees that all references, if any, to any Note, the Credit Agreement and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified and/or replaced by or pursuant to the Agreement.
4.    Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor.
5.    Guarantor agrees that the Guarantor Documents are the legal, valid, and binding obligations of the undersigned, enforceable in accordance with their terms against the undersigned, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
6.    Guarantor agrees that, as of the date hereof, Guarantor knows of no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.
7.    Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Administrative Agent.
8.    Guarantor agrees that this Consent and Agreement of Guarantor may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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Exhibit 10.2

Delivery of an executed counterpart of a signature page of this Consent and Agreement of Guarantor by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent and Agreement of Guarantor.

[Signatures on Following Pages]

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DATED as of the date of the Agreement.

GUARANTORS:
COLE CREDIT PROPERTY TRUST V, INC., a Maryland corporation
By: /s/Michael J. Bartolotta
Name: Michael J. Bartolotta
Title: Interim Chief Financial Officer and Treasurer

COLE AA FAIRMONT NC, LLC
COLE DG MOUNDRIDGE KS, LLC
COLE DG LOGANSPORT IN, LLC
ARCP CV RIVERTON NJ, LLC
ARCP TS MIDLAND NC, LLC
ARCP AS CARTERSVILLE GA, LLC
ARCP WG KILGORE TX, LLC
ARCP SS NORTH KINGSTOWN RI, LLC
ARCP WG EDMOND OK, LLC
ARCP DG ELMWOOD IL, LLC
ARCP DG WAKARUSA IN, LLC
ARCP DG WOLCOTTVILLE IN, LLC
ARCP FD MORGAN UT, LLC
ARCP FD SALINA UT, LLC
ARCP MF RALEIGH NC, LLC
ARCP MT HOUMA LA, LLC
ARCP BK YUKON OK, LLC
ARCP DG HUNTINGTON WV (NORWAY), LLC
ARCP DG JUNCTION CITY OH, LLC
ARCP DG PIPESTONE MN, LLC
ARCP FD ROSWELL NM, LLC
ARCP KG BAY CITY MI, LLC
ARCP RC MURPHY TX, LLC
ARCP WD AMITE LA, LLC
ARCP BP PORTAGE IN, LLC
ARCP DG BRAHAM MN, LLC
ARCP DG CLARION IA, LLC
ARCP GS LAFAYETTE IN, LLC
ARCP MT ROCKFORD IL, LLC
ARCP DG SELMA AL, LLC
ARCP MT LAWTON OK, LLC
ARCP DG COLLINSVILLE AL, LLC

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ARCP DG ONEONTA AL, LLC
ARCP DG SHORTER AL, LLC
ARCP DG VIRDEN IL, LLC
ARCP DG WILLARD MO, LLC
ARCP FD 2014 ALB PORTFOLIO IV, LLC
ARCP OR IRON MOUNTAIN MI, LLC
ARCP MF LAKE CITY FL, LLC
ARCP MT ABILENE TX, LLC
ARCP BC BANGOR ME, LLC
ARCP FD HOBBS NM, LLC
ARCP MF DRAPER UT, LLC
ARCP RC RENO NV, LLC
ARCP WG GREENVILLE OH, LLC
ARCP DG ATHENS WV, LLC
ARCP MT DOUGLASVILLE (CHAPEL HILL) GA, LLC
ARCP MT SALINA KS, LLC
ARCP VM TAYLOR MI, LLC
ARCP DG RIDGELEY WV, LLC
ARCP DG CHARLESTON (MIDLAND) WV, LLC
ARCP DG AUTAUGAVILLE AL, LLC
ARCP DG TALLADEGA AL, LLC
ARCP DG DOTHAN AL, LLC
ARCP DG LINEVILLE AL, LLC
ARCP DG SEMMES AL, LLC
ARCP DG SELMA (COUNTY ROAD 79) AL, LLC
ARCP FD 2014 ALB PORTFOLIO IV, LLC
ARCP DG GLOUSTER OH, LLC
ARCP DG SISSONVILLE WV, LLC
ARCP DG SOUTH CHARLESTON WV, LLC
ARCP FD BEARDEN AR, LLC
ARCP FD BEARDEN AR, LLC
ARCP TS BLYTHEVILLE AR, LLC
ARCP DG HUNTINGTON WV, LLC
ARCP MT MUNCIE IN, LLC
ARCP OR BENNETTSVILLE SC, LLC
ARCP DG CHARLESTON WV, LLC
ARCP DG BLUEFIELD (MAPLE ACRES) WV, LLC
ARCP WE CHICAGO IL, LLC
VEREIT AA HAMPTON VA, LLC
VEREIT OR FLOWOOD MS, LLC
VEREIT AA STRATFORD CT, LLC
VEREIT KO EAGAN MN, LLC
VEREIT LO HERMITAGE PA, LLC
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ARCP AN ARKADELPHIA AR, LLC
VEREIT OFC ROGERS AR, LLC,
each a Delaware limited liability company
By: Cole REIT Advisors V, LLC, a Delaware limited liability company, its Manager
By: /s/Todd J. Weiss
Name: Todd J. Weiss
Title: General Counsel, Real Estate

ARCP UO PORTFOLIO I, LP
By: ARCP GP UO PORTFOLIO I, LLC, a Delaware limited liability company, its General Partner
By: Cole REIT Advisors V, LLC, a Delaware limited liability company, its Manager
By: /s/Todd J. Weiss
Name: Todd J. Weiss
Title: General Counsel, Real Estate

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CONSENT AND AGREEMENT OF SUBORDINATED CREDITOR

With respect to the Sixth Modification Agreement dated August 8, 2016 (the "Agreement"), among COLE OPERATING PARTNERSHIP V, LP, a Delaware limited partnership ("Borrower"), the Lenders a party thereto (the "Lenders"), JPMORGAN CHASE BANK, N.A., a national banking association (capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Credit Agreement referenced in the Agreement), Cole REIT V Advisors, LLC (“Advisor”) and VEREIT TRS CORP. fka ARCP TRS Corp., a Delaware corporation (each, a "Subordinated Creditor") agree for the benefit of Lenders as follows:

1.    Each Subordinated Creditor acknowledges (i) receiving a copy of and reading the Agreement, and (ii) the effectiveness of (A) solely with respect to Advisor, the Advisor Fee Subordination Agreement and (B) solely with respect to VEREIT TRS CORP. fka ARCP TRS Corp., the Third Amended and Restated Subordination Agreement dated as of September 25, 2015 (each, a “Subordination Agreement”).
2.    Each Subordinated Creditor consents to the modification of the Loan Documents as provided in the Agreement and all other matters in the Agreement.
3.    Each Subordinated Creditor reaffirms the Subordination Agreement to which it is a party and agrees that such Subordination Agreement continues in full force and effect and remains unchanged.
4.    Each Subordinated Creditor agrees that the Subordination Agreement to which it is a party is the legal, valid, and binding obligations of such Subordinated Creditor, enforceable in accordance with its terms against such Subordinated Creditor, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and by equitable principles of general application.
5.    Each Subordinated Creditor agrees that, as of the date hereof, such Subordinated Creditor knows of no claims, counterclaims, defenses, or offsets with respect to the enforcement against such Subordinated Creditor of the Subordination Agreement to which it is a party.
6.    Each Subordinated Creditor agrees that this Consent and Agreement of Subordinated Creditor may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Consent and Agreement of Subordinated Creditor by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent and Agreement of Subordinated Creditor.
7.    Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement, or if not defined therein, in the Credit Agreement.

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DATED as of the date of the Agreement.

SUBORDINATED CREDITOR:

COLE REIT Advisors V, LLC, a Delaware limited liability company as Advisor
By: /s/Todd J. Weiss
Name: Todd J. Weiss
Title: General Counsel, Real Estate

VEREIT TRS Corp., a Delaware corporation
By: VEREIT Operating Partnership, L.P., its sole stockholder
By: /s/Todd J. Weiss
Name: Todd J. Weiss
Title: Authorized Signatory

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